Exhibit 10.7

Purchase Contract

Date:

Party A(buyer):

Party B(seller): Chengdu Skyherb Biotechnology Co., Ltd.

According to the Contract law of the People’s Republic of China, both parties have reached the following agreement after truthful and sincere negotiation on the basis of equality, free will and mutual benefits.

Article 1. Name, specification, unit, quantity and amount of product

Serial number	Name	Specification	Price(tax included)	Quantity	Total amount (RMB)
1	Cordyceps	First class	XXX yuan per gram	XXX gram	XXXXX yuan
Total		In words: xxx YUAN ONLY		In numbers: XXXXX.XX yuan

Article 2. Product acceptance:

Standard of quality test: Meet the standard of Chinese Pharmacopoeia (issued at 2020); Sealed sample shall prevail.

②	Party B shall guarantee the packaging is secured and unharmed.
②	The product shall be hay with a water content not greater than 13%.

Article 3. Delivery: Party B shall have the goods delivered at the address assigned by Party A.

Article 4. Transportaion and fee: Party B shall be responsible for the delivery at its expenses.

Article 5. Standard of packaging, supply and recycle of package:

The delivery shall be finished no later than _________________.

Article 6. Payment and deadline: Party A shall finish all the payment before _______________.

Article 7. Method of payment: remittance. Party A shall remit the fund to the account designated by Party B, while Party B shall provide the goods.

Name of Party B: Chengdu Skyherb Biotechnology Co., Ltd.

Amount number of Party B:_________________

Deposit bank: ____________________

Article 8. Responsibility for breach of the Contract: If there comes any quality issue, the refund fee shall be borne by the supplier.

Article 9. Settlement of dispute: any dispute shall be arbitrated by the people’s court at the locality of Chengdu Skyherb Biotechnology Co., Ltd.

Article 10. This Contract is made in duplicate with each party holding one copy respectively. Unsettled matters shall be negotiated by both parties.

Article 11. This Contract takes effect from __________ to_________________.

Article 12. Other terms: The faxed copy of this Contract is valid.

Party A: (seal)

Representative:

Tax number:

Address:

Contact number:

Party B: (seal) Chengdu Skyherb Biotechnology Co., Ltd.

Representative:

Tax number:

Address: Building 1, Zone D, No.689 Boshi Road, Shouan Street, Pujiang County, Chengdu
City, Sichuan Province

Contact number: